EXHIBIT 99


October 5, 1999

Securities and Exchange Commission
450 Fifth Street, N. W.
Washington, D.C. 20549
Commissioners:

We have read the statements made by Frontier Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated October 1, 1999. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers

PricewaterhouseCoopers LLP